ANNUAL REPORT
                               SEPTEMBER 30, 2001

                                      FMI
                                   Focus Fund

                                   A NO-LOAD
                                  MUTUAL FUND

FMI Focus Fund

                                                               November 27, 2001

Dear Fellow Shareholders:

  Penning this year's fourth quarter shareholder letter in the wake of the tragic aftermath of September 11th is one of the more difficult tasks we've undertaken. Focusing on individual companies and investing after such a devastating event certainly puts each of our individual lives into perspective. However, while the world around us has most assuredly changed, our time-tested approach to the investment world will remain constant, as over long periods of time, it has provided you with excellent rates of return.

  The events of September 11 now ensure that what was a weakening, and most likely recessionary economic environment prior to that date, will lead to a more severe contraction in the short run, and it may also be somewhat more protracted. However, our many years in the investment business has taught us that cataclysmic events in the market also create great opportunities. There will be many investment opportunities on which your management team will be focusing its time and efforts.

  Specifically, your portfolio managers, Rick and Glenn, have re-directed the FMI Focus Fund portfolio to be somewhat more economically sensitive, anticipating a much better economic and stock market environment, most likely some time in the latter half of calendar 2002. The portfolio is being positioned in companies that should benefit from the very significant monetary and fiscal stimulus that has been forthcoming from Washington. One such company, Rockwell International, will be discussed in the portfolio managers' report.

  In the month of December, the FMI Focus Fund will celebrate its fifth anniversary. Positioned where we are today, we will be very happy to report to you, most likely in the month of February, that your Fund will be among the very best performing funds in America for the five years ended December 31, 2001. This is what we would encourage you, as shareholders, to focus upon - the long term. While the most recent short-term events caused great consternation among all of us, they create the seeds of opportunity to build upon the excellent long-term record that we will be sharing with you early next year.

  As always, we encourage you to take the long-term view, and happily, that has been the path most of you have chosen. All of us on the FMI Focus Fund team thank you for your support and long-term investment in the Fund.

Sincerely,

/s/Ted D. Kellner

Ted D. Kellner, C.F.A.
President

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555

THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM ITS INCEPTION (12/16/96) TO 9/30/01 AS COMPARED TO THE STANDARD & POOR'S 500 AND THE RUSSELL 2000

     Date         FMI Focus Fund      Standard & Poor's 500      Russell 2000
     ----         --------------      ---------------------      ------------
   12/16/96          $10,000                 $10,000               $10,000
   12/31/96          $10,245                 $10,280               $10,350
    3/31/97          $10,736                 $10,549                $9,815
    6/30/97          $12,709                 $12,390               $11,406
    9/30/97          $16,796                 $13,333               $13,103
   12/31/97          $17,391                 $13,712               $12,664
    3/31/98          $19,876                 $15,626               $13,938
    6/30/98          $19,687                 $16,145               $13,289
    9/30/98          $17,838                 $14,553               $10,611
   12/31/98          $23,561                 $17,654               $12,342
    3/31/99          $22,826                 $18,533               $11,673
    6/30/99          $27,450                 $19,840               $13,488
    9/30/99          $26,372                 $18,599               $12,634
   12/31/99          $36,309                 $21,367               $14,965
    3/31/00          $46,693                 $21,858               $16,025
    6/30/00          $47,926                 $21,277               $15,419
    9/30/00          $50,634                 $21,071               $15,590
   12/31/00          $44,803                 $19,424               $14,513
    3/31/01          $40,107                 $17,121               $13,568
    6/30/01          $45,270                 $18,123               $15,507
    9/30/01          $35,815                 $15,463               $12,283

RESULTS FROM FUND INCEPTION (12/16/96) THROUGH 9/30/01

                                                                     Annualized
                                                              Total Return*<F1>
                                        Total Return*<F1>       Through 9/30/01
                    Total Return*<F1>        For the Year             From Fund
                        Last 3 Months       Ended 9/30/01    Inception 12/16/96
                        -------------       -------------    ------------------
FMI Focus Fund                 -20.9%              -29.3%                 30.5%
Standard & Poor's 500          -14.7%              -26.6%                  9.5%
Russell 2000                   -20.8%              -21.2%                  4.4%

*<F1> Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions.

                                                               November 27, 2001

Dear Fellow Shareholders:

  The past twelve months have been the most challenging in FMIFocus Fund history. Our fiscal year began with the demise of dot-com and technology-related firms and the steep decline in the economy, and ended tragically with the attack on the World Trade Center. The Fund ended the year down 29.3% and down 20.9% for the last quarter. The Russell 3000 Index, the broadest measure of the U.S. equity market, fell just under 28% and 16% during the same time frame. While neither happy nor satisfied with this performance, we do believe we have positioned the portfolio in strong, strategic franchises poised to bounce back with an economic pick up. It is our belief that the country and world is in a recession, but stocks are likely to move higher for three reasons. Historically, after short periods of steep declines the market has recovered the following year. We believe the extremely aggressive posture of the Fed combined with tax cuts and much lower oil prices will begin to work magic over the next several quarters. As we speak, oil has fallen from over $30 per barrel to under $18, while short-term interest rates have fallen from the 6% level to roughly 2% today. Yields on money market funds are generally in the 1.75% level, which in and of itself will cause investors to seek out higher yielding alternatives -- and they generally won't find it in the fixed income arena, as 10 year treasuries yield less than five percent. Current earnings concerns not withstanding, equities relative attractiveness has improved. Lastly, the United States is filled with vast supplies of human capital, the prime engine of economic growth. The losses of September 11 have been estimated at $50 billion, or far less than 1% of total productive assets. So instead of caving in to doomsday sayers, we have been buying stocks for the long term. Three select areas of focus are: technology with an emphasis on software and wireless communication stocks that have fallen to attractive valuation levels with great growth prospects; financial services with an emphasis on property & casualty insurance which benefit from an improved pricing environment since the devastating events of September 11; and traditional cyclicals or economically sensitive stocks that should benefit from an improving economy and a massive government stimulus package. One such idea is Rockwell International Corp.

  Rockwell International Corp. is a global provider of power, control, and information solutions for automation. Over the past few years the Company has divested its aerospace and defense business to Boeing, spun off its automotive business, spun off its semiconductor business Conexant, and spun off its avionics and communications business Collins in order to completely focus on the automation opportunity. Rockwell boasts an impressive installed base of its brands; namely Allen-Bradley, Dodge, and Reliance Electric. Automation now represents approximately 95% of total Company revenue. Automation products help manufacturers cut costs, streamline productivity, and speed time to market. We are convinced that the size of the automation industry is very large yet difficult to estimate because manufacturing executives are still addressing the economics of implementing information technology to improve their businesses. One example of the savings that Rockwell can provide is selling a customer a "predictive" maintenance solution to estimate equipment wear and predict failure. Roughly 50% of maintenance is unnecessary and costs 10 to 15 times more than predictive maintenance, and 25% of maintenance costs are preventative and cost 3 to 5 times more than predictive maintenance. These statistics are relevant considering that between 15-40% of indirect costs of a manufacturing facility are devoted to maintenance. Rockwell is currently operating with depressed revenue and profit margins due to customers putting off capital investment in an especially weak manufacturing sector. We expect earnings per share to remain depressed for several more quarters but think now is the time to be accumulating shares because the stock fits our criteria. The Company has a strong franchise (installed base), it has strategic value with its North American market share in automation, and there is strong earnings potential (in this case driven by the economic recovery). In the interim we believe the downside risk is limited, a 4.8% dividend seems to be intact, and the market opportunity is large and growing.

  In conclusion, we are very appreciative of the continued support we have received from our shareholders during this difficult period. You should be assured that the investment process and research discipline which has allowed us to be successful in the past is still in place, and that our focus on attempting to provide exceptional returns to our investors has in no way diminished. Indeed, the recent decline in equity values has given us an outstanding opportunity to pick up great, strategic franchises at well below private market value. As the economic cycle eventually picks up, the true underlying value of these companies should surface. We look forward to the future with confidence.

Sincerely,

/s/Richard E. Lane               /s/Glenn W. Primack

Richard E. Lane, C.F.A.          Glenn W. Primack
Portfolio Manager                Portfolio Manager

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

  Fiscal 2001 was a tale of two markets where value stocks outperformed growth stocks. Analysis of the Russell 2000 Index, which fell 21.2%, best explains this bifurcation. The "value" component of this Index was actually up 5.6% while the "growth" component suffered a 42.6% loss during the past twelve months. The tragic September 11 attack on America compounded an already difficult market. The FMIFocus Fund declined 29.3% during this difficult time period. The Fund's large position in technology at the beginning of the year was greatly cut back in favor of more economically sensitive, traditional cyclical companies such as: Kennametal Inc., CIRCOR International, and Robbins & Myers, Inc. Towards the end of the fiscal year, the Fund, anticipating an upturn in selected areas of technology against a backdrop of reasonable valuations, began accumulating software companies such as: Aspen Technology and Documentum, Inc. As the fiscal year drew to a close, the Fund put more cash into the market and had a fairly balanced position between traditional cyclicals, financial, and technology sectors.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
      FMI FOCUS FUND, STANDARD & POOR'S 500 INDEX, AND RUSSELL 2000 INDEX

                          AVERAGE ANNUAL TOTAL RETURN
                     -------------------------------------
                     1-Year       Since inception 12/16/96
                     ------       ------------------------
                     -29.3%                +30.5%

                                        Standard & Poor's        Russell 2000
    Date           FMI Focus Fund       500 Index(1)<F3>         Index(2)<F4>
    ----           --------------       -----------------        ------------
  12/16/96<F2>        $10,000                $10,000               $10,000
   9/30/97            $16,796                $13,333               $13,103
   9/30/98            $17,827                $14,553               $10,611
   9/30/99            $26,372                $18,599               $12,634
   9/30/00            $50,634                $21,071               $15,590
   9/30/01            $35,815                $15,463               $12,283

*<F2>  inception date 12/16/96

Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)<F3> The Standard & Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.
(2)<F4> The Russell 2000 Index is an index comprised of 2,000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. The Russell 2000 Index is a trademark/service mark of the Frank Russell Company.

FMI Focus Fund
REPORT OF INDEPENDENT ACCOUNTANTS

100 East Wisconsin Avenue
Suite 1500
Milwaukee, WI  53202

(PRICEWATERHOUSECOOPERS LLP LOGO)

October 29, 2001

To the Shareholders and Board of Directors of FMI Focus Fund

  In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FMIFocus Fund (the "Fund") at September 30, 2001, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

STATEMENT OF NET ASSETS
September 30, 2001

                                                                     QUOTED
                                                                     MARKET
  SHARES                                              COST            VALUE
  ------                                             ------          ------
LONG-TERM INVESTMENTS -- 86.5% (A)<F6>

COMMON STOCKS -- 81.5% (A)<F6>

             BANKS -- 7.2%
   133,700   Allegiant Bancorp, Inc.              $  1,578,382    $  1,597,715
    82,000   AMCORE Financial, Inc.                  1,684,428       1,863,040
   160,000   Anchor BanCorp
               Wisconsin, Inc.                       2,497,896       2,656,000
    65,500   Banknorth Group, Inc.                   1,278,107       1,461,960
    36,200   Blackhawk Bancorp, Inc.                   526,555         318,560
   202,000   First Federal
               Capital Corp.                         2,972,275       3,009,800
   169,000   Mercantile Bank Corp.*<F5>              2,913,654       2,780,050
    98,000   Prosperity
               Bancshares, Inc.                      1,804,091       2,518,600
    60,000   Southside Bancshares
               Corp.                                   901,650         904,200
    93,000   Summit Bancshares, Inc.                 1,853,506       1,763,280
                                                  ------------    ------------
                                                    18,010,544      18,873,205

             CHEMICAL/SPECIALTY MATERIALS -- 3.6%
   110,000   Georgia Gulf Corp.                      1,914,137       1,767,700
   340,000   PolyOne Corp.                           3,510,632       2,652,000
   520,000   RPM, Inc.                               5,167,755       4,914,000
                                                  ------------    ------------
                                                    10,592,524       9,333,700

             COMMUNICATIONS EQUIPMENT -- 4.7%
   237,000   ADC Telecommunications,
               Inc.*<F5>                             1,695,327         827,130
   160,000   Andrew Corp.*<F5>                       2,947,561       2,908,800
   154,000   C-COR.net Corp.*<F5>                    1,412,861       1,054,900
    52,000   Channell Commercial
               Corp.*<F5>                              595,357         161,200
   120,000   Powerwave Technologies,
               Inc.*<F5>                             2,107,581       1,430,400
   250,400   Symbol Technologies, Inc.               3,562,389       2,626,696
   134,000   TESSCO Technologies
               Inc.*<F5>                             2,951,281       1,735,300
   189,000   Ulticom, Inc.*<F5>                      1,546,236       1,540,350
                                                  ------------    ------------
                                                    16,818,593      12,284,776

             COMMUNICATIONS SERVICES/CABLE -- 2.9%
   198,248   Adelphia Communications
               Corp.*<F5>                            6,261,920       4,401,106
    64,500   Insight Communications
               Co., Inc.*<F5>                        1,247,641       1,186,800
   494,000   SignalSoft Corp.*<F5>                   5,783,248       1,941,321
                                                  ------------    ------------
                                                    13,292,809       7,529,227

             COMMUNICATIONS SERVICES/MEDIA -- 1.1%
   265,000   Entravision
               Communications Corp.*<F5>             3,153,271       2,265,750
   300,000   PRIMEDIA Inc.*<F5>                      3,223,611         705,000
                                                  ------------    ------------
                                                     6,376,882       2,970,750

             CONSUMER PRODUCTS & RETAIL -- 8.5%
    76,700   AnnTaylor Stores Corp.*<F5>             1,722,130       1,681,264
   173,000   Big Lots, Inc.                          2,060,703       1,434,170
   110,000   Dean Foods Co.                          3,924,751       5,087,500
   321,300   Jos. A. Bank
               Clothiers, Inc.*<F5>                  1,960,099       1,526,175
   400,000   PETsMART, Inc.*<F5>                     2,308,009       2,816,000
   132,000   Russell Corp.                           2,447,568       1,812,360
   253,400   Service Corporation
               International*<F5>                    1,627,796       1,525,468
   450,000   The Sports Authority,
               Inc.*<F5>                             2,249,741       1,777,500
   105,500   SUPERVALU INC.                          1,739,189       2,134,265
    94,000   Zale Corp.*<F5>                         2,776,378       2,489,120
                                                  ------------    ------------
                                                    22,816,364      22,283,822

             ELECTRONICS -- 2.5%
   214,700   Daisytek International
               Corp.*<F5>                            2,220,142       2,434,698
   210,000   KEMET Corp.*<F5>                        4,146,114       3,456,600
   180,000   Stratos Lightwave, Inc.*<F5>            3,130,017         621,000
                                                  ------------    ------------
                                                     9,496,273       6,512,298

             ENERGY/ENERGY SERVICES -- 3.7%
    87,500   Atwood Oceanics, Inc.*<F5>              2,354,419       2,275,000
   105,600   Covanta Energy Corp.*<F5>               1,821,778       1,233,408
    45,600   National-Oilwell, Inc.*<F5>               639,203         661,200
   330,250   Pride International, Inc.*<F5>          6,740,685       3,434,600
   158,000   Willbros Group, Inc.*<F5>               1,237,516       2,136,160
                                                  ------------    ------------
                                                    12,793,601       9,740,368

             FINANCIAL SERVICES -- 2.5%
    35,000   Heller Financial, Inc.                    974,745       1,846,950
    40,000   Protective Life Corp.                   1,199,536       1,160,000
   150,000   SunGard Data
               Systems Inc.*<F5>                     2,474,929       3,505,500
                                                  ------------    ------------
                                                     4,649,210       6,512,450

             HEALTH INDUSTRIES -- 3.6%
   117,000   Molecular Devices Corp.*<F5>            4,497,555       2,180,880
   200,000   Pall Corp.                              4,504,840       3,890,000
   177,000   Sybron Dental
               Specialties, Inc.*<F5>                3,017,817       3,292,200
                                                  ------------    ------------
                                                    12,020,212       9,363,080

             INDUSTRIAL & TRANSPORTATION PRODUCTS -- 14.2%
   294,400   Airgas, Inc.*<F5>                       2,371,161       3,906,688
   202,400   CIRCOR International, Inc.              2,542,591       3,036,000
   125,000   Flowserve Corp.*<F5>                    2,742,216       2,468,750
   677,700   Joy Global Inc.*<F5> (formerly
               Harnishfeger Industries,
               Inc. When-issued)                     9,970,410      10,063,845
    92,900   Kennametal Inc.                         2,923,871       2,965,368
   131,400   Regal-Beloit Corp.                      2,691,448       2,398,050
   138,200   Robbins & Myers, Inc.                   3,453,975       3,406,630
   500,000   Rockwell International
               Corp.                                 7,509,299       7,340,000
    15,000   The Timken Co.                            218,400         205,500
   149,600   Tower Automotive, Inc.*<F5>             1,467,142       1,072,632
    46,400   Tower Automotive,
               Inc.*<F5>(b)<F7>                        510,400         299,419
                                                  ------------    ------------
                                                    36,400,913      37,162,882

             INDUSTRIAL SERVICES -- 4.1%
   280,000   Casella Waste Systems,
               Inc.*<F5>                             2,560,125       3,116,400
   335,000   Republic Services, Inc.*<F5>            5,202,645       5,427,000
    97,000   URS Corp.*<F5>                          1,828,741       2,231,000
                                                  ------------    ------------
                                                     9,591,511      10,774,400

             INFORMATION TECHNOLOGY SERVICES -- 1.0%
   302,400   Kforce Inc.*<F5>                        1,999,940       1,521,072
   192,000   Sykes Enterprises, Inc.*<F5>            1,623,237       1,071,360
                                                  ------------    ------------
                                                     3,623,177       2,592,432

             INSURANCE -- 8.0%
   120,000   ACE Ltd.                                3,904,086       3,464,400
    65,500   Delphi Financial
               Group, Inc.                           2,385,824       2,213,900
    49,800   Everest Re Group, Ltd.                  2,467,716       3,222,060
    85,000   Old Republic
               International Corp.                   1,674,626       2,227,850
   172,000   PartnerRe Ltd.                          6,234,665       8,101,200
    69,000   UnumProvident Corp.                     1,635,393       1,742,250
                                                  ------------    ------------
                                                    18,302,310      20,971,660

             PAPER/PACKAGING -- 1.9%
   374,400   Kadant Inc.*<F5>                        5,115,106       4,829,760

             SEMICONDUCTOR & RELATED -- 6.3%
   300,000   Asyst Technologies, Inc.*<F5>           4,084,751       2,715,000
   150,000   Aware, Inc./MASS*<F5>                   1,524,637         591,000
   355,000   Conexant Systems, Inc.*<F5>             3,739,394       2,946,500
   266,000   Entegris Inc.*<F5>                      3,293,050       2,101,400
   153,000   General Semiconductor,
               Inc.*<F5>                             1,635,975       1,468,800
   292,000   Metron Technology N.V.*<F5>             3,260,220       1,839,600
   250,000   Mykrolis Corp.*<F5>                     3,709,245       2,242,500
   330,000   Zarlink Semiconductor,
               Inc.*<F5>                             3,223,413       2,590,500
                                                  ------------    ------------
                                                    24,470,685      16,495,300

             SOFTWARE/SERVICE -- 5.6%
   695,000   Aspen Technology, Inc.*<F5>            10,351,373       6,950,000
   318,000   Documentum, Inc.*<F5>                   4,066,346       2,604,420
   235,000   E.piphany, Inc.*<F5>                    2,892,521         998,750
   210,000   Interwoven, Inc.*<F5>                   1,715,345         810,600
    80,000   Manhattan Associates,
               Inc.*<F5>                             1,294,920       1,356,800
   155,000   Retek Inc.*<F5>                         2,345,201       1,956,100
                                                  ------------    ------------
                                                    22,665,706      14,676,670

             TRANSPORTATION -- 0.1%
    13,500   Alaska Air Group, Inc.*<F5>               277,210         269,595
     5,800   Midwest Express
               Holdings, Inc.*<F5>                      57,478          61,480
                                                  ------------    ------------
                                                       334,688         331,075
                                                  ------------    ------------
             Total common stocks                   247,371,108     213,237,855

MUTUAL FUNDS -- 4.9% (A)<F6>
    87,000   iShares S&P SmallCap
               600 Index Fund                        8,770,880       8,301,540
   160,000   Nasdaq-100 (UIT) Index
               Tracking Stock*<F5>                   4,743,250       4,636,800
                                                  ------------    ------------
                                                    13,514,130      12,938,340
                                                  ------------    ------------
             Total mutual funds                     13,514,130      12,938,340

OPTIONS -- 0.1% (A)<F6>
       110   S&P 100, call options,
               expiration October 20,
               2001, exercise price
               $5.30                                   110,830         191,950
                                                  ------------    ------------
             Total options                             110,830         191,950
                                                  ------------    ------------
             Total long-term
               investments                         260,996,068     226,368,145

PRINCIPAL
  AMOUNT
  ------
SHORT-TERM INVESTMENTS -- 15.3% (A)<F6>

             COMMERCIAL PAPER -- 3.2%
$4,000,000   Galaxy Funding, Inc.,
               3.12%, due 10/01/01                   4,000,000       4,000,000
 4,500,000   Wells Fargo Financial Inc.,
               3.15%, due 10/02/01                   4,499,606       4,499,606
                                                  ------------    ------------
             Total commercial paper                  8,499,606       8,499,606

             VARIABLE RATE DEMAND NOTES -- 12.1%
 1,000,000   American Family
               Financial Services                    1,000,000       1,000,000
30,082,029   Firstar Bank U.S.A., N.A.              30,082,029      30,082,029
   500,000   Wisconsin Corporate
               Central Credit Union                    500,000         500,000
                                                  ------------    ------------
             Total variable rate
               demand notes                         31,582,029      31,582,029
                                                  ------------    ------------
             Total short-term
               investments                          40,081,635      40,081,635
                                                  ------------    ------------
             Total investments                    $301,077,703     266,449,780
                                                  ------------
                                                  ------------
             Liabilities, less cash and
               receivables -- (1.8%) (A)<F6>                        (4,900,907)
                                                                  ------------
             NET ASSETS                                           $261,548,873
                                                                  ------------
                                                                  ------------
             Net Asset Value Per Share
               ($0.01 par value 500,000,000
               shares authorized), offering
               and redemption price
               ($261,548,873 / 11,356,169
               shares outstanding)                                      $23.03
                                                                        ------
                                                                        ------

  *<F5>   Non-income producing security.
(a)<F6>   Percentages for the various classifications relate to net assets.
(b)<F7> Security, purchased August 27, 2001, is illiquid and unregistered and is valued at fair value as discussed in footnotes (1)(a) and 1(i). The security represents 0.1% of total market value. The issuer, at its own cost, has agreed to cause registration of the security within 120 days after the original issuance.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Focus Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2001

INCOME:
     Dividends                                                    $  1,034,206
     Interest                                                        1,618,122
                                                                  ------------
          Total income                                               2,652,328
                                                                  ------------

EXPENSES:
     Management fees                                                 3,513,149
     Administrative services                                           220,525
     Transfer agent fees                                               110,436
     Custodian fees                                                     77,432
     Registration fees                                                  76,915
     Printing and postage expenses                                      65,781
     Professional fees                                                  46,911
     Amortization of organizational expenses                             5,954
     Board of Directors fees                                             5,200
     Other expenses                                                     81,171
                                                                  ------------
     Total operating expenses before interest expense                4,203,474
     Interest expense                                                    7,667
                                                                  ------------
          Total expenses                                             4,211,141
                                                                  ------------
NET INVESTMENT LOSS                                                 (1,558,813)
                                                                  ------------
NET REALIZED LOSS ON INVESTMENTS                                   (28,330,620)
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS             (64,360,363)
                                                                  ------------
NET LOSS ON INVESTMENTS                                            (92,690,983)
                                                                  ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(94,249,796)
                                                                  ------------
                                                                  ------------

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2001 and 2000

                                                        2001          2000
                                                      --------      --------
OPERATIONS:
   Net investment (loss) income                     $ (1,558,813)  $   199,820
   Net realized (loss) gain on investments           (28,330,620)   20,919,129
   Net (decrease) increase in unrealized
     appreciation on investments                     (64,360,363)   23,650,659
                                                    ------------  ------------
       Net (decrease) increase in net assets
         resulting from operations                   (94,249,796)   44,769,608
                                                    ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividend from net investment income
     ($0.02837 per share)                               (204,288)           --
   Distributions from net realized gains ($3.50364
     and $2.53337 per share, respectively)           (25,226,472)   (4,277,241)
                                                    ------------  ------------
                                                     (25,430,760)*  (4,277,241)
                                                                <F8>
                                                    ------------  ------------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (9,370,273 and
     5,774,572 shares, respectively)                 266,038,979   194,365,258
   Net asset value of shares issued in
     distributions (810,445 and 220,843
     shares, respectively)                            24,078,335     4,103,266
   Cost of shares redeemed (5,480,543 and
     1,017,203 shares, respectively)                (151,345,442)  (32,673,526)
                                                    ------------  ------------
       Net increase in net assets derived
         from Fund share activities                  138,771,872   165,794,998
                                                    ------------  ------------
       TOTAL INCREASE                                 19,091,316   206,287,365
NET ASSETS AT THE BEGINNING OF THE YEAR              242,457,557    36,170,192
                                                    ------------  ------------
NET ASSETS AT THE END OF THE YEAR
  (including undistributed net investment income
  of $0 and $204,286, respectively)                 $261,548,873  $242,457,557
                                                    ------------  ------------
                                                    ------------  ------------

*<F8>  See Note 9.

  The accompanying notes to financial statements are an integral part of these statements.

FMI Focus Fund
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                                                 YEARS ENDED SEPTEMBER 30,                   FOR THE PERIOD FROM
                                                     -------------------------------------------------    DECEMBER 16, 1996+<F9> TO
                                                     2001           2000           1999           1998       SEPTEMBER 30, 1997
                                                     ----           ----           ----           ----    -------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $ 36.43        $ 21.56        $ 15.15        $ 14.74           $ 10.00
Income from investment operations:
   Net investment (loss) income (a)<F12>             (0.13)          0.06          (0.18)         (0.17)            (0.04)
   Net realized and unrealized
     (losses) gains on investments                   (9.74)         17.34           7.21           1.06              6.69
                                                   -------        -------        -------        -------           -------
Total from investment operations                     (9.87)         17.40           7.03           0.89              6.65

Less distributions:
   Dividends from net investment income              (0.03)            --             --             --             (0.01)
   Distributions from net realized gains             (3.50)         (2.53)         (0.62)         (0.48)            (1.90)
                                                   -------        -------        -------        -------           -------
Total from distributions                             (3.53)         (2.53)         (0.62)         (0.48)            (1.91)
                                                   -------        -------        -------        -------           -------
Net asset value, end of period                     $ 23.03        $ 36.43        $ 21.56        $ 15.15           $ 14.74
                                                   -------        -------        -------        -------           -------
                                                   -------        -------        -------        -------           -------

TOTAL INVESTMENT RETURN                             (29.3%)         92.0%          47.9%           6.2%             68.0%*<F10>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)             261,549        242,458         36,170         19,264             5,156
Ratio of operating expenses before interest
  expense and dividends on shorts (after
  reimbursement) to average net assets (b)<F13>      1.50%          1.59%          1.81%          2.34%             2.75%**<F11>
Ratio of interest expense and dividends on short
  positions to average net assets                    0.00%          0.05%          0.16%          0.33%             0.17%**<F11>
Ratio of net investment (loss) income to
  average net assets (c)<F14>                       (0.55%)         0.20%         (1.28%)        (1.94%)           (1.85%)**<F11>
Portfolio turnover rate                             165.3%         198.7%         238.8%         402.2%            298.2%

   +<F9>   Commencement of operations.
  *<F10>   Not annualized.
 **<F11>   Annualized.
(a)<F12> Net investment (loss) income before interest expense and dividends on short positions for the years ended September 30, 2001, 2000, 1999 and 1998 and for the period ended September 30, 1997 was ($0.13), $0.08, ($0.16), ($0.14) and ($0.04), respectively. In 2001 and 2000, net investment (loss) income per share is calculated using average shares outstanding. In 1999 and 1998, net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(b)<F13> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the period ended September 30, 1997, the ratio would have been 6.38%**<F11>.
(c)<F14> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the period ended September 30, 1997, the ratio would have been (5.48%)**<F11>.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Focus Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2001

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

          The following is a summary of significant accounting policies of the FMI Focus Fund (the "Fund"), a portfolio of FMI Funds, Inc. (the "Company") which is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940. The Company was incorporated under the laws of Maryland on September 5, 1996 and the Fund commenced operations on December 16, 1996. The investment objective of the Fund is to seek capital appreciation principally through investing in common stocks and warrants, engaging in short sales, investing in foreign securities and effecting transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes.

     (a) Each security, including securities sold short, but excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Common stocks which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent bid price. Securities sold short which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent ask price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price. Options purchased or written by the Fund are valued at the average of the most recent bid and ask prices. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments (securities with maturities of 60 days or less) are valued at amortized cost which approximates quoted market value. For financial reporting purposes, investment transactions are recorded on trade date. Cost amounts, as reported on the statement of net assets, are substantially the same for Federal income tax purposes.

     (b) Net realized gains and losses on common stock are computed on the identified cost basis.

     (c) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund has $24,926,933 of post-October losses, which are deferred for tax purposes until the year ending September 30, 2002. The Fund also has $1,074,770 of net capital loss carryforwards which expire September 30, 2009. To the extent the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryover.

     (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (e) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and the Fund does not anticipate nonperformance by these counterparties.

     (f) Generally accepted accounting principles require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (g) The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (h) The Fund may sell securities short. For financial statement purposes, an amount equal to the settlement amount would be included in the statement of net assets as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the statement of net assets. The Fund is liable for any dividends payable on securities while those securities are in a short position. Under the 1940 Act, the Fund is required to maintain collateral for its short positions consisting of liquid securities. The collateral is required to be adjusted daily to reflect changes in the value of the securities sold short.

     (i) A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "Act") or pursuant to the resale limitations provided by Rule 144A under the Act, or an exemption from the registration requirements of the Act.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

          The Fund has a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund paid FMI a monthly management fee of 1.25% of the daily net assets. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund pays FMI a monthly administrative fee at the annual rate of 0.2% of the daily net assets up to and including $30,000,000, 0.1% on the next $70,000,000 and 0.05% of the daily net assets of the Fund in excess of $100,000,000.

          The Adviser entered into a sub-advisory agreement with Broadview Advisors, LLC, to assist it in the day-to-day management of the Fund. Broadview Advisors, LLC, determines which securities will be purchased, retained or sold for the Fund. The Adviser pays Broadview Advisors, LLC 76% of the Fund's management fee of 1.25% of average daily net assets.

          Under the management agreement, FMI will reimburse the Fund for expenses over 2.75% of the daily net assets of the Fund. No such reimbursements were required for the year ended September 30, 2001.

(3)  CREDIT FACILITY --

          U.S. Bank, N.A. had made available to the Fund a $30,000,000 credit facility pursuant to a Credit Agreement ("Agreement") dated July 1, 2001 for the purpose of purchasing portfolio securities. Principal and interest of such loan under the Agreement were due not more than 31 days after the date of the loan. Amounts under the credit facility bear interest at a rate per annum equal to the current prime rate minus one on the amount borrowed. Additionally, the Fund pays an unused line fee of 0.10% of the unused amount of the facility. Advances will be collateralized by securities owned by the Fund. During the year ended September 30, 2001, the Fund did not borrow against the Agreement. The Credit Agreement expires June 5, 2002. Interest expense amounted to $7,667 for the period ended September 30, 2001.

(4)  DISTRIBUTION TO SHAREHOLDERS --

          Net investment income and net realized gains, if any, are distributed to shareholders.

(5)  DEFERRED EXPENSES --

          Organizational expenses were deferred and are being amortized on a straight-line basis over a period of five years beginning with the date of sales of shares to the public. These expenses were advanced by the Adviser who will be reimbursed by the Fund over a period of five years. The proceeds of any redemption of the initial shares by the original shareholder will be reduced by a pro-rata portion of any then unamortized deferred expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption. The unamortized organizational expenses at September 30, 2001 were $1,487.

(6)  INVESTMENT TRANSACTIONS --

          For the year ended September 30, 2001, purchases and proceeds of sales of investment securities (excluding short-term investments) were $534,493,983 and $413,662,445, respectively.

(7)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

          As of September 30, 2001, liabilities of the Fund included the following:

     Payable to brokers for securities purchased                  $  9,433,491
     Payable to shareholders for redemptions                           322,942
     Payable to FMI for management, administrative fees
       and deferred expenses                                           302,730
     Other liabilities                                                  97,194
     Interest payable                                                    2,500

(8)  SOURCES OF NET ASSETS --

          As of September 30, 2001, the sources of net assets were as follows:

     Fund shares issued and outstanding                           $329,491,529
     Net unrealized depreciation on investments                    (34,627,923)
     Accumulated net realized losses on investments                (33,314,733)
                                                                  ------------
                                                                  $261,548,873
                                                                  ------------
                                                                  ------------

          Aggregate net unrealized depreciation as of September 30, 2001, consisted of the following:

     Aggregate gross unrealized appreciation                      $ 15,143,554
     Aggregate gross unrealized depreciation                       (49,771,477)
                                                                  ------------
         Net unrealized depreciation                              $(34,627,923)
                                                                  ------------
                                                                  ------------

(9)  REQUIRED FEDERAL INCOME TAX DISCLOSURES (UNAUDITED) --

          In early 2001, shareholders received information regarding all distributions paid to them by the Fund during the fiscal year ended September 30, 2001. The Fund hereby designates the following amount as long-term capital gains distributions.

     Capital gains taxed at 20%                                   $  9,387,235

          The percentage of ordinary income which is eligible for the corporate dividend received deduction for the fiscal year ended September 30, 2001 was 6%.

                                 FMI FOCUS FUND
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                             GORDON H. GUNNLAUGSSON
                                 TED D. KELLNER
                                RICHARD E. LANE
                                 PAUL S. SHAIN

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                               PORTFOLIO MANAGER
                            BROADVIEW ADVISORS, LLC
                           100 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                          800-811-5311 or 414-765-4124

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 Walnut Street
                            Cincinnati, Ohio  45202

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.